UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported)
March 17, 2016
Compx International Inc.
(Exact name of registrant as specified in its charter)
Delaware	1-13905	57-0981653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas		75240-2697
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code
(972) 233-1700

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Change of Control of Registrant

(d)           Effective March 17, 2016, the registrant's board of directors increased the size of its board from eight to twelve and elected Thomas E. Barry, Elisabeth C. Fisher, Cecil H. Moore, Jr. and Mary A. Tidlund to fill the four newly created vacancies, each to serve as a director until his or her successor is elected and qualified or his or her earlier resignation, removal or death.  In addition, each of Mses. Fisher and Tidlund and Messrs. Barry and Moore were appointed to the registrant's audit committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Compx International Inc.
(Registrant)

By: /s/ A. Andrew R. Louis
Date: March 18, 2016	A. Andrew R. Louis Vice President and Secretary